UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2020

CHINA RECYCLING ENERGY CORPORATION

(Exact name of registrant as specified in charter)

Nevada	001-34625	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4/F, Tower C Rong Cheng Yun Gu Building Keji 3rd Road, Yanta District Xi’an City, Shaanix Providence, China	710075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86-29) 8765-1097

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CREG	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 24, 2020, China Recycling Energy Corporation (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with certain purchaser identified on the signature pages thereto (the “Purchaser”), pursuant to which the Company will offer to the Purchaser, in a registered direct offering, an aggregate of up to 265,250 shares (the “Shares”) of common stock, par value $0.001 per share (“Common Stock”) at negotiated purchase prices  without reference to the market price.   The Shares are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was originally filed with the Securities and Exchange Commission on December 1, 2017, and was declared effective on December 8, 2017 (File No. 333-221868) (the “Registration Statement”).

The Company also agreed to indemnify the placement agent and the Purchaser against certain losses resulting from its breach of any representations, warranties or covenants under agreements with the Purchaser, as well as under certain other circumstances described in the Purchase Agreement.

Newbridge Securities Corporation is acting as the Company’s exclusive placement agent in connection with the offerings under the Purchase Agreement and will receive an aggregate cash fee equal to 7.0% of the gross proceeds received by the Company from the offerings and an aggregate of $2,500 for certain expenses.

The representations, warranties and covenants contained in the Purchase Agreement were made solely for the benefit of the parties to the Purchase Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Purchase Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. Accordingly, the form of Purchase Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures.

The form of Purchase Agreement is filed as Exhibit 10.42 to this Current Report on Form 8-K. The foregoing summary of the terms of the Purchase Agreement is subject to, and qualified in its entirety by, the form of Purchase Agreement, which is incorporated herein by reference.

A copy of the consent of Prager Metis, CPA’s LLC with respect to the consolidated financial statement for the year ended December 31, 2019 incorporated by reference into the Registration Statement, is filed herein as Exhibit 23.1.

A copy of the consent of MJF & Associates, APC with respect to the consolidated financial statements for the year ended December 31, 2018 incorporated by reference into the Registration Statement, is filed herein as Exhibit 23.2.

A copy of the opinion of The Crone Law Group, P.C., relating to the validity of the Shares issued in the offering described above is filed as Exhibit 5.1 hereto.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibits
Number	Description

5.1	Opinion of The Crone Law Group, P.C.
10.42	Form of Stock Purchase Agreement
23.1	Consent of Prager Metis, CPA’s LLC
23.2	Consent of MJF & Associates, APC
23.3	Consent of The Crone Law Group, P.C. (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA RECYCLING ENERGY CORPORATION

Date: August 24, 2020	By:	/s/ Yongjiang Shi
Yongjiang Shi Chief Financial Officer

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